Exhibit 10.1

Amendment # 1 to Sublease Agreement

THIS 1st AMENDMENT TO CONSULTING AGREEMENT (hereinafter referred to as “Amendment”) is made and entered into effective June 1, 2022 (the “Amendment Effective Date”), by and between RxSight, Inc., a Delaware corporation (“RxSight”), and Compass Bible Church (“Sublessee”, and together with RxSight, the “Parties”).

WHEREAS, the Parties entered into that certain Sublease Agreement dated as of April 4, 2022, (the “Agreement”), and

WHEREAS, the Parties desire to amend the Agreement in the manner reflected herein, and

WHEREAS, the Parties to the Agreement have approved the Amendment of the Agreement in the manner reflected herein,

NOW THEREFORE, in consideration of the premises and mutual covenants and conditions herein, the Parties, intending to be legally bound, hereby agree as follows:

1)
The Commencement Date in Section 1.3 (Term) of the Agreement is hereby amended to be June 13, 2022.
2)
Any rent payments actual paid for the month of June 2022 by Sublessee to RxSight, based on the initial commencement date of June 1, 2022, shall be prorated for 12 days and such amount will be refunded to Sublessee.
1)
This Amendment may be executed in one or more facsimile, electronic, or original counterparts, each of which shall be deemed an original and both of which together shall constitute the same instrument.
2)
All terms and provisions of the Agreement not amended hereby, either expressly or by necessary implication, shall remain in full force and effect. From and after the date of this Amendment, all references to the term “Agreement” in this Amendment or the original Agreement shall include the terms contained in this Amendment.

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment to the Agreement effective as of the Amendment Effective Date.

RxSight, Inc.		Compass Bible Church
By:	/s/ Shelley Thunen	By:	/s/ Ruth Staggs
Name:	Shelley Thunen	Name:	Ruth Staggs
Title:	Chief Financial Officer	Title:	Secretary
Date:	6/8/2022	Date:	6/7/2022

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